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                                 PROMISSORY NOTE
                                 ---------------

$125,000.00                                Boca Raton, Florida
                                           May 26, 1998

         FOR VALUE RECEIVED the undersigned promises to pay to the order of ROBERT I. CLAIRE, TRUSTEE the principal sum of ONE HUNDRED TWENTY FIVE THOUSAND ($125,000.00), plus interest at the rate of ten (10%) percent per annum, which principal sum together with all accrued and unpaid interest shall be payable to Holder on or before September 30, 1998 (the "Maturity Date"), except that payment in full shall be tendered to Holder within two (2) business days of the date that the proceeds from the sale of Coventry Industries Corp. Common Stock to Profutures Special Equities, Ltd. are released from escrow to Coventry Industries Corp., by the law firm of Atlas, Pearlman, Trop & Borkson, as counsel and escrow agent for Coventry Industries Corp (the "Escrowed Funds"), if sooner.

         This Note may be prepaid in whole or part without penalty. Each payment made prior to the Maturity Date shall be credited first on the interest then due; and the remainder on principal; and interest shall thereupon cease upon the principal so credited. In the event Maker defaults in its obligation to payoff the entire principal sum, and all accrued and unpaid interest on or before the Maturity Date, this Note and the sums due hereunder shall bear interest at the maximum rate provided by law.

         The Maker hereby waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as Maker.

         The Maker further agrees to pay all costs of collection, including reasonable attorney's fees and court costs, in case the principal of this note or any payment on the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

         This Note shall be secured by a blanket security interest in the raw material inventories and accounts receivable (including the cash proceeds received in connection therewith) of LPS ACQUISITION CORP and the collateral set forth in the Guaranty and Collateral Pledge Agreement executed this date by Coventry Industries Corp.

         Maker shall remain liable to holder for any deficiency arising from the sale of Collateral.

         This Note shall be governed by the laws of the State of Florida.


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         Maker acknowledges that it has been represented by counsel in this transaction, or waived the opportunity to be so represented, and further acknowledge that it has not received legal advice from Robert I. Claire, Esquire, Robert I. Claire, Esquire, P.A. and the law firm of Selman & Claire with respect to this transaction, and further waives any conflict which may exist with Robert I. Claire, Trustee as Holder, and Robert I. Claire, Esquire, Robert I. Claire, Esquire, P.A. and the law firm of Selman & Claire arising from or in connection with legal services provided to Guarantor and Maker unrelated to this transaction.

Witnesses:                                  MAKER:

                                            LPS ACQUISITION CORP., a
                                            Florida Corporation

--------------------                        BY:
                                               --------------------------------
                                                     (its President)
--------------------



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                    GUARANTY AND COLLATERAL PLEDGE AGREEMENT
                    ----------------------------------------

         The undersigned, COVENTRY INDUSTRIES CORP., hereby guaranties the prompt and punctual payment of all monies due under the Promissory Note executed the ___ day of May, 1998 (the "Promissory Note") in favor of Robert I. Claire, Trustee ("Holder"), including attorney's fees, costs of collection and default interest. As a further inducement to Holder, the undersigned hereby grants a security interest to Holder in the following:

         1. 25,000 shares of Coventry Industries Corp. Common Stock as evidenced by Stock Certificates No. __________, a copy of which is attached hereto as Exhibit A (the "pledged shares"); and

         2. A pledge of the Escrowed Funds for the full amount due under this Note.

         The undersigned hereby agrees to pay to Holder any deficiency arising from the sale of the Collateral given as security for the repayment of the Promissory Note, in the event the proceeds from the sale of the Collateral is not sufficient to satisfy the Promissory Note (including default interest, costs of collection and attorney's fees, if any) in full.

         In the event that during the term of this Guaranty and Collateral Pledge Agreement, any share, dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Coventry Industries Corp., all new, substituted, and additional shares, or other securities, issued by reason of any such change, including the issuance of warrants, rights or other options, relating to the pledged shares shall be subject to this Guaranty and Collateral Pledge Agreement.

Guarantor represents and warrants to Holder the following:

         A.) Guarantor is the sole shareholder of LPS ACQUISITION CORP. However, Guarantor has reached an agreement in principle to sell LPS to American Group, Inc.;

         B.) There is no litigation or proceeding pending, or any judgment or lien in existence, or to the knowledge of Guarantor, threatened against or relating to Guarantor or Maker, or to its properties, or business, which would in any way prohibit the borrowing of funds from Holder and the pledge of collateral in favor of Holder;

         C.) The assets of LPS ACQUISITION CORP. are and will be adequately insured against fire and casualty to the Maturity Date, and valid policies are in effect and will be outstanding and fully in force and the premiums due thereon to the date of closing will have been paid. Holder will be named as an additional insured under said insurance policy to the extent of the collateral pledged;

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         D.) Guarantor has not entered into any Agreements to sell, mortgage, pledge or transfer the Collateral, and that there are no claims by any third parties arising out of such Agreement;

         E.) Guarantor is the owner and has good marketable title to the Collateral, free and clear from all encumbrances except those of record as of the ___ day of May, 1998.

         F.) Guarantor and Maker are in good standing and has the legal power and right to enter into and perform this Agreement and the consummation of the transaction contemplated by this Agreement will not result in a breach or a termination of any terms or provision of, nor constitute a default under, any contract, agreement, mortgage or other instruments to which Guarantor and Maker is a party or by which it is bound.

         G.) that payment in full shall be tendered to Holder within two (2) business days of the date that the proceeds from the sale of Coventry Industries Corp. Common Stock to Profutures Special Equities, Ltd. are released from escrow by the law firm of Atlas, Pearlman, Trop & Borkson, as counsel and escrow agent for Coventry Industries Corp. (the "Escrowed Funds").

         H.) that Guarantor on behalf of itself and Maker acknowledges that it has been represented by counsel in this transaction, or waived the opportunity to be so represented, and further acknowledge that it has not received legal advice from Robert I. Claire, Esquire, Robert I. Claire, Esquire, P.A. and the law firm of Selman & Claire with respect to this transaction, and further waives any conflict which may exist with Robert I. Claire, Trustee as Holder, and Robert I. Claire, Esquire, Robert I. Claire, Esquire, P.A. and the law firm of Selman & Claire arising from or in connection with legal services provided to Guarantor and Maker unrelated to this transaction.

         Guarantor agrees to execute any and all documents required by Holder in order to consummate the transactions contained in the Promissory Note and this Guarantee and Collateral Pledge Agreement, including necessary Security Agreements, Financing Statements and Notices to the Escrow Agent regarding the repayment terms of the Promissory Note and this Guarantee and Collateral Pledge Agreement.

Witnesses:                                   GUARANTOR:
                                             COVENTRY INDUSTRIES CORP.

--------------------                         BY:
                                                -------------------------------
                                                     ROBERT HAUSMAN, PRES.
--------------------


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